UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)     Appointment of New Director

On May 1, 2019, Riverview Bancorp, Inc. (the "Company"), and its wholly-owned financial institution subsidiary, Riverview Community Bank (the "Bank"), announced that their Boards of Directors had appointed Patricia W. Eby to their respective Boards of Directors on April 24, 2019.  The appointment of Ms. Eby as a Director of the Company and the Bank was at the recommendation of each Board's nominating committee. Ms. Eby has not been appointed to serve on any of the Company's or Bank's committees.  For further information concerning Ms. Eby's background, reference is made to the press release dated May 1, 2019, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Ms. Eby has worked the last 41 years at Peterson & Associates P.S., a certified public accounting firm in Vancouver, Washington.  The last 19 years she was President and sole owner.  She retired on April 30, 2019.   She has a B.S. in Accounting from Walla Walla College and a J.D. Law Degree from Lewis & Clark.

There are no family relationships between Ms. Eby and any director or other executive officer of the Company or the Bank and Ms. Eby was not appointed as a director pursuant to any arrangement or understanding with any person.  Ms. Eby has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)   On April 24, 2019, the Company amended its Bylaws to increase the number of directors from eight to nine members.  A copy of the Company's Amended and Restated Bylaws are attached hereto as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits

(d)          Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

3.2        Amended and Restated Bylaws of Riverview Bancorp, Inc.
99.1      Press Release of Riverview Bancorp, Inc. dated May 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: May 2, 2019	/s/Kevin J. Lycklama
Kevin J. Lycklama President and Chief Executive Officer (Principal Executive Officer)